POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 18, 2013 TO THE

PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares Aerospace & Defense Portfolio

PowerShares Cleantech™ Portfolio

PowerShares DWA Momentum Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares S&P 500 BuyWrite Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

At a meeting held on December 17, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust approved the termination and winding down of the PowerShares Lux Nanotech Portfolio (Ticker: PXN) (the “Fund”), with the liquidation payment to shareholders expected to take place on or about February 25, 2014.

After the close of business on February 10, 2014, the Fund no longer will accept creation orders. The last day of trading in the Fund on NYSE Arca, Inc. (“NYSE Arca”) will be February 18, 2014. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on NYSE Arca until market close on February 18, 2014, and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on NYSE Arca after market close on February 18, 2014, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before the market close on February 18, 2014 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about February 25, 2014.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Fund’s distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-PS-PRO-4 SUP-3 121813